SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

April 12, 2013
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Date of Report (date of earliest event reported)

ALL-AMERICAN SPORTPARK, INC.
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Exact name of Registrant as Specified in its Charter

Nevada	0-024970	88-0203976
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State or Other Jurisdiction	Commission File	IRS Employer
of Incorporation	Number	Identification Number

6730 South Las Vegas Boulevard, Las Vegas, NV 89119
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Address of Principal Executive Offices, Including Zip Code

(702) 798-7777
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Registrant's Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On April 12, 2013, William Kilmer resigned as a Director of All-American SportPark, Inc. (the "Company"). Mr. Kilmer’s resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALL-AMERICAN SPORTPARK, INC.

Date: April 18, 2013	By:	/s/ Ronald S. Boreta
Ronald S. Boreta, President

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